UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2009
VIA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27264 (Commission File Number)	33-0687976 (IRS Employer Identification No.)

750 Battery Street, Suite 330 San Francisco CA (Address of Principal Executive Offices)	94111 (Zip Code)
Registrant’s telephone number, including area code: (415) 283-2200
(Former Name or Former Address, if Changed Since Last Report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy A Continued Listing Rule or Standard; Transfer of Listing.
           On March 23, 2009, VIA Pharmaceuticals, Inc. (the “Company”) notified The NASDAQ Stock Market (“Nasdaq”) that Richard L. Anderson, an independent director and a member of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee, passed away over the March 21st weekend. As a result of Mr. Anderson’s death, the Company’s board of directors (the “Board”) is no longer comprised of a majority of independent directors and the Company’s Audit Committee is no longer comprised of at least three independent directors, as required for continued listing by Nasdaq Marketplace Rules 4350(c)(1) and 4350(d)(2)(A), respectively. On March 24, 2009, the Company received a deficiency letter from Nasdaq (the “Nasdaq Notice”) acknowledging the failure of the Company to continue to satisfy the aforementioned Nasdaq Marketplace Rules. In accordance with Nasdaq Marketplace Rules 4350(c)(1) and 4350(d)(4)(B) and the Nasdaq Notice, the Company has until September 17, 2009 (the “cure period”) to regain compliance with the Nasdaq listing standards. The Board intends to identify candidates to replace Mr. Anderson and appoint a new director who satisfies the independence requirements of the Nasdaq Marketplace Rules prior to the expiration of the cure period.
Item 8.01. Other Events.
          On March 27, 2009, VIA Pharmaceuticals, Inc. (the “Company”) issued a press release, in compliance with Nasdaq Marketplace Rule 4350(b)(1)(B), announcing that the independent audit report included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the Securities and Exchange Commission on March 27, 2009 contained explanatory paragraphs relating to the Company’s ability to continue as a going concern. The press release also announced the receipt of the Nasdaq Notice, in compliance with Nasdaq Marketplace Rule 4803(a). A copy of the press release is filed as Exhibit 99.1 to this report.
          The information contained in this Item 8.01 and the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No	Description
99.1	Press Release dated March 27, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIA PHARMACEUTICALS, INC.
Date: March 27, 2009	By:	/s/ James G. Stewart
James G. Stewart
		Title:	Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 27, 2009

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